CUSTODY AGREEMENT

                Agreement made as of  this        day  of               ,
           1997, between THE BJURMAN MICRO-CAP FUND, a Delaware business trust organized and existing under the laws of the State of Delaware, having its principal office and place of business at 10100 Santa Monica Boulevard, Los Angeles, CA 90067-4103 (hereinafter called the "Fund"), and THE BANK OF NEW YORK, a New York corporation authorized to do a banking business, hav-ing its principal office and place of business at 48 Wall Street, New York, New York 10286 (hereinafter called the "Cus-todian").

                             W I T N E S S E T H :

                WHEREAS, the Fund represents that pursuant to the Custody Administration and Agency Agreement between FPS Services, Inc. ("FPS") and the Fund, FPS (a) has agreed to perform certain administrative functions which may include the functions of administrator, transfer agent and accounting services agent and (b) has been appointed by the Fund to act as its agent in respect of certain transactions contemplated in this Agreement; and

                WHEREAS, the Fund represents that (a) FPS has agreed to act as Fund's agent in respect of certain transactions contemplated in this Agreement and (b) the Custodian is au-thorized and directed to rely upon and follow Certificates and Instructions given by FPS, the Fund's agent, in respect of transactions contemplated in this Agreement.

                NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:

                                     ARTICLE I
                                     DEFINITIONS

                Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:


                1. "Administrator" shall mean FPS and such successors or permitted assigns as may succeed and perform its duties under the Administration Agreement.

                2. "Administration Agreement" shall mean that certain separate agreement entitled "Custody Administration and Agency Agreement" dated as of _______________, 199 between the Fund and the FPS.

                3. "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and fed-eral agency securities, its successor or successors and its nominee or nominees.

                4. "Call Option" shall mean an exchange traded option with respect to Securities other than Stock Index Options, Futures Contracts, and Futures Contract Options entitling the holder, upon timely exercise and payment of the exercise price, as specified therein, to purchase from the writer thereof the specified underlying Securities.

                5. "Certificate" shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to the Custodian which is actually re-ceived by the Custodian and signed on behalf of the Fund by any two Officers, and the term Certificate shall also include Instructions communicated to the Custodian by the Administrator.

                6. "Clearing Member" shall mean a registered broker-dealer which is a clearing member under the rules of O.C.C. and a member of a national securities exchange quali-fied to act as a custodian for an investment company, or any broker-dealer reasonably believed by the Custodian to be such a clearing member.

                7. "Collateral Account" shall mean a segregated account so denominated which is specifically allocated to a Series and pledged to the Custodian as security for, and in consideration of, the Custodian's issuance of (a) any Put Option guarantee letter or similar document described in paragraph 8 of Article V herein, or (b) any receipt described in Article V or VIII herein.

                8. "Composite Currency Unit" shall mean the European Currency Unit or any other composite unit consisting of the aggregate of specified amounts of specified Currencies as such unit may be constituted from time to time.

                9. "Covered Call Option" shall mean an exchange traded option entitling the holder, upon timely exercise and payment of the exercise price, as specified therein, to purchase from

           the writer thereof the specified underlying Securities (ex-cluding Futures Contracts) which are owned by the writer thereof and subject to appropriate restrictions.

                10. "Currency" shall mean money denominated in a lawful currency of any country or the European Currency Unit.

                11. "Depository" shall mean The Depository Trust Company ("DTC"), a clearing agency registered with the Securities and Exchange Commission, its successor or successors and its nomi-nee or nominees. The term "Depository" shall further mean and include any other person authorized to act as a depository under the Investment Company Act of 1940, its successor or successors and its nominee or nominees, specifically identi-fied in a certified copy of a resolution of the Fund's Board of Trustees specifically approving deposits therein by the Custodian.

                12. "Financial Futures Contract" shall mean the firm commitment to buy or sell fixed income securities including, without limitation, U.S. Treasury Bills, U.S. Treasury Notes, U.S. Treasury Bonds, domestic bank certificates of deposit, and Eurodollar certificates of deposit, during a specified month at an agreed upon price.

                13. "Futures Contract" shall mean a Financial Futures Contract and/or Stock Index Futures Contracts.

                14. "Futures Contract Option" shall mean an option with respect to a Futures Contract.

                15. "FX Transaction" shall mean any transaction for the purchase by one party of an agreed amount in one Currency against the sale by it to the other party of an agreed amount in another Currency.

                16. "Instructions" shall mean instructions communications transmitted by electronic or telecommunications media including S.W.I.F.T., computer-to-computer interface, dedicated transmission line, facsimile transmission (which may be signed by an Officer or unsigned) and tested telex.

                17. "Margin Account" shall mean a segregated account in the name of a broker, dealer, futures commission merchant, or a Clearing Member, or in the name of the Fund for the benefit of a broker, dealer, futures commission merchant, or Clearing Member, or otherwise, in accordance with an agreement between the Fund, the Custodian and a broker, dealer, futures commis-sion merchant or a Clearing Member (a "Margin Account Agree-ment"), separate and distinct from the custody account, in which certain Securities and/or money of the Fund shall be deposited and withdrawn from time to time in connection with


           such transactions as the Fund may from time to time deter-mine. Securities held in the Book-Entry System or the Deposi-tory shall be deemed to have been deposited in, or withdrawn from, a Margin Account upon the Custodian's effecting an ap-propriate entry in its books and records.

                18. "Money Market Security" shall be deemed to include, without limitation, certain Reverse Repurchase Agreements, debt obligations issued or guaranteed as to interest and prin-cipal by the government of the United States or agencies or instrumentalities thereof, any tax, bond or revenue anticipa-tion note issued by any state or municipal government or pub-lic authority, commercial paper, certificates of deposit and bankers' acceptances, repurchase agreements with respect to the same and bank time deposits, where the purchase and sale of such securities normally requires settlement in federal funds on the same day as such purchase or sale.

                19. "O.C.C." shall mean the Options Clearing Corpora-tion, a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, its successor or successors, and its nominee or nominees.

                20. "Officers" shall be deemed to include the President, any Vice President, the Secretary, the Clerk, the Treasurer, the Controller, any Assistant Secretary, any Assistant Clerk, any Assistant Treasurer, and any other person or persons, in-cluding officers or employees of the Administrator, whether or not any such other person is an officer of the Fund, duly au-thorized by the Board of Trustees of the Fund to execute any Certificate, instruction, notice or other instrument on behalf of the Fund and listed in the Certificate annexed hereto as Appendix A or such other Certificate as may be received by the Custodian from time to time.

                21. "Option" shall mean a Call Option, Covered Call Op-tion, Stock Index Option and/or a Put Option.

                22. "Oral Instructions" shall mean verbal instructions actually received by the Custodian from an Officer or from a person reasonably believed by the Custodian to be an Officer.

                23. "Put Option" shall mean an exchange traded option with respect to Securities other than Stock Index Options, Futures Contracts, and Futures Contract Options entitling the holder, upon timely exercise and tender of the specified un-derlying Securities, to sell such Securities to the writer thereof for the exercise price.

                24. "Reverse Repurchase Agreement" shall mean an agree-ment pursuant to which the Fund sells Securities and agrees to repurchase such Securities at a described or specified date and price.

           25. "Security" shall be deemed to include, without limi-tation, Money Market Securities, Call Options, Put Options, Stock Index Options, Stock Index Futures Contracts, Stock In-dex Futures Contract Options, Financial Futures Contracts, Financial Futures Contract Options, Reverse Repurchase Agree-ments, common stocks and other securities having characteris-tics similar to common stocks, preferred stocks, debt obliga-tions issued by state or municipal governments and by public authorities, (including, without limitation, general obliga-tion bonds, revenue bonds, industrial bonds and industrial development bonds), bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase, sell or subscribe for the same, or evidencing or representing any other rights or interest therein, or any property or as-sets.

                26. "Senior Security Account" shall mean an account maintained and specifically allocated to a Series under the terms of this Agreement as a segregated account, by recorda-tion or otherwise, within the custody account in which certain Securities and/or other assets of the Fund specifically al-located to such Series shall be deposited and withdrawn from time to time in accordance with Certificates received by the Custodian in connection with such transactions as the Fund may from time to time determine.

                27. "Series" shall mean the various portfolios, if any, of the Fund as described from time to time in the current and effective prospectus for the Fund and listed on Appendix B hereto as amended from time to time.

                28. "Shares" shall mean the shares of beneficial inter-est of the Fund, each of which is, in the case of a Fund hav-ing Series, allocated to a particular Series.

                29. "Stock Index Futures Contract" shall mean a bilat-eral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a particular stock index at the close of the last business day of the con-tract and the price at which the futures contract is origi-nally struck.

                30. "Stock Index Option" shall mean an exchange traded option entitling the holder, upon timely exercise, to receive an amount of cash determined by reference to the difference between the exercise price and the value of the index on the date of exercise.



                                  ARTICLE II
                                  APPOINTMENT OF CUSTODIAN

                1. The Fund hereby constitutes and appoints the Custo-dian as custodian of the Securities and moneys at any time owned by the Fund during the period of this Agreement.

                2. The Custodian hereby accepts appointment as such custodian and agrees to perform the duties thereof as herein-after set forth.

                                     ARTICLE III
                                  CUSTODY OF CASH AND SECURITIES

                1. Except as otherwise provided in paragraph 7 of this Article and in Article VIII, the Fund will deliver or cause to be delivered to the Custodian all Securities and all moneys owned by it, at any time during the period of this Agreement, and shall specify with respect to such Securities and money the Series to which the same are specifically allocated. The Custodian shall segregate, keep and maintain the assets of the Series separate and apart. The Custodian will not be respon-sible for any Securities and moneys not actually received by it. The Custodian will be entitled to reverse any credits made on the Fund's behalf where such credits have been previ-ously made and moneys are not finally collected. The Fund shall deliver to the Custodian a certified resolution of the Board of Trustees of the Fund, substantially in the form of Exhibit A hereto, approving, authorizing and instructing the Custodian on a continuous and on-going basis to deposit in the Book-Entry System all Securities eligible for deposit therein, regardless of the Series to which the same are specifically allocated and to utilize the Book-Entry System to the extent possible in connection with its performance hereunder, includ-ing, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities and deliveries and returns of Securities collateral. Prior to a deposit of Securities specifically allocated to a Series in the Depository, the Fund shall deliver to the Custodian a cer-tified resolution of the Board of Trustees of the Fund, sub-stantially in the form of Exhibit B hereto, approving, autho-rizing and instructing the Custodian on a continuous and ongo-ing basis until instructed to the contrary by a Certificate actually received by the Custodian to deposit in the Deposi-tory all Securities specifically allocated to such Series eli-gible for deposit therein, and to utilize the Depository to the extent possible with respect to such Securities in connec-tion with its performance hereunder, including, without limi-tation, in connection with settlements of purchases and sales


           of Securities, loans of Securities, and deliveries and returns of Securities collateral. Securities and moneys deposited in either the Book-Entry System or the Depository will be repre-sented in accounts which include only assets held by the Cus-todian for customers, including, but not limited to, accounts in which the Custodian acts in a fiduciary or representative capacity and will be specifically allocated on the Custodian's books to the separate account for the applicable Series. Prior to the Custodian's accepting, utilizing and acting with respect to Clearing Member confirmations for Options and transactions in Options for a Series as provided in this Agreement, the Custodian shall have received a certified reso-lution of the Fund's Board of Trustees, substantially in the form of Exhibit C hereto, approving, authorizing and instruct-ing the Custodian on a continuous and on-going basis, until instructed to the contrary by a Certificate actually received by the Custodian, to accept, utilize and act in accordance with such confirmations as provided in this Agreement with respect to such Series.

                2. The Custodian shall establish and maintain separate accounts, in the name of each Series, and shall credit to the separate account for each Series all moneys received by it for the account of the Fund with respect to such Series. Money credited to a separate account for a Series shall be disbursed by the Custodian only:

                     (a)  as hereinafter provided;

                     (b) pursuant to Certificates setting forth the name and address of the person to whom the payment is to be made, the Series account from which payment is to be made and the purpose for which payment is to be made; or

                     (c) in payment of the fees and in reimbursement of the expenses and liabilities of the Custodian attributable to such Series.

                3. Promptly after the close of business on each day, the Custodian shall furnish the Administrator with confirma-tions and a summary, on a per Series basis, of all transfers to or from the account of the Fund for a Series, either here-under or with any co-custodian or sub-custodian appointed in accordance with this Agreement during said day. Where Securi-ties are transferred to the account of the Fund for a Series, the Custodian shall also by book-entry or otherwise identify as belonging to such Series a quantity of Securities in a fun-gible bulk of Securities registered in the name of the Custo-dian (or its nominee) or shown on the Custodian's account on the books of the Book-Entry System or the Depository. At least monthly and from time to time, the Custodian shall fur-nish the Administrator with a detailed statement, on a per Series basis, of the Securities and moneys held by the Custo-dian for the Fund.



           4. Except as otherwise provided in paragraph 7 of this Article and in Article VIII, all Securities held by the Custo-dian hereunder, which are issued or issuable only in bearer form, except such Securities as are held in the Book-Entry System, shall be held by the Custodian in that form; all other Securities held hereunder may be registered in the name of the Fund, in the name of any duly appointed registered nominee of the Custodian as the Custodian may from time to time deter-mine, or in the name of the Book-Entry System or the Deposi-tory or their successor or successors, or their nominee or nominees. The Fund agrees to furnish or cause to be furnished to the Custodian appropriate instruments to enable the Custo-dian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or the Depository any Securities which it may hold hereunder and which may from time to time be registered in the name of the Fund. The Custodian shall hold all such Securities specifically allocated to a Series which are not held in the Book-Entry System or in the Depository in a separate account in the name of such Series physically seg-regated at all times from those of any other person or per-sons.

                5. Except as otherwise provided in this Agreement and unless otherwise instructed to the contrary by a Certificate, the Custodian by itself, or through the use of the Book-Entry System or the Depository with respect to Securities held here-under and therein deposited, shall with respect to all Securi-ties held for the Fund hereunder in accordance with preceding paragraph 4:

                     (a)  collect all income due or payable;

                     (b) present for payment and collect the amount pay-able upon such Securities which are called, but only if either
           (i) the Custodian receives a written notice of such  call,  or
           (ii) notice of such call appears in one or more of the publi-cations listed in Appendix C annexed hereto, which may be amended at any time by the Custodian without the prior notifi-cation or consent of the Fund;

                     (c) present for payment and collect the amount pay-able upon all Securities which mature;

                     (d) surrender Securities in temporary form for de-finitive Securities;

                     (e) execute, as custodian, any necessary declara-tions or certificates of ownership under the Federal Income Tax Laws or the laws or regulations of any other taxing au-thority now or hereafter in effect; and


           (f) hold directly, or through the Book-Entry System or the Depository with respect to Securities therein depos-ited, for the account of a Series, all rights and similar se-curities issued with respect to any Securities held by the Custodian for such Series hereunder.

                6. Upon receipt of a Certificate and not otherwise, the Custodian, directly or through the use of the Book-Entry Sys-tem or the Depository, shall:

                     (a) execute and deliver to such persons as may be designated in such Certificate proxies, consents, authoriza-tions, and any other instruments whereby the authority of the Fund as owner of any Securities held by the Custodian hereun-der for the Series specified in such Certificate may be exer-cised;

                     (b) deliver any Securities held by the Custodian hereunder for the Series specified in such Certificate in ex-change for other Securities or cash issued or paid in con-nection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege and receive and hold hereunder specifically allocated to such Series any cash or other Securities received in exchange;

                     (c) deliver any Securities held by the Custodian hereunder for the Series specified in such Certificate to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization or sale of assets of any cor-poration, and receive and hold hereunder specifically al-located to such Series such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

                     (d) make such transfers or exchanges of the assets of the Series specified in such Certificate, and take such other steps as shall be stated in such Certificate to be for the purpose of effectuating any duly authorized plan of liqui-dation, reorganization, merger, consolidation or recapitaliza-tion of the Fund; and

                     (e) present for payment and collect the amount pay-able upon Securities not described in preceding paragraph 5(b) of this Article which may be called as specified in the Cer-tificate.

                7. Notwithstanding any provision elsewhere contained herein, the Custodian shall not be required to obtain posses-sion of any instrument or certificate representing any Futures Contract, any Option, or any Futures Contract Option until after it shall have determined, or shall have received a Cer-tificate from the Fund stating, that any such instruments or


           certificates are available. The Fund shall deliver to the Custodian such a Certificate no later than the business day preceding the availability of any such instrument or certifi-cate. Prior to such availability, the Custodian shall comply with Section 17(f) of the Investment Company Act of 1940, as amended, in connection with the purchase, sale, settlement, closing out or writing of Futures Contracts, Options, or Fu-tures Contract Options by making payments or deliveries speci-fied in Certificates received by the Custodian in connection with any such purchase, sale, writing, settlement or closing out upon its receipt from a broker, dealer, or futures commis-sion merchant of a statement or confirmation reasonably be-lieved by the Custodian to be in the form customarily used by brokers, dealers, or future commission merchants with respect to such Futures Contracts, Options, or Futures Contract Op-tions, as the case may be, confirming that such Security is held by such broker, dealer or futures commission merchant, in book-entry form or otherwise, in the name of the Custodian (or any nominee of the Custodian) as custodian for the Fund, pro-vided, however, that notwithstanding the foregoing, payments to or deliveries from the Margin Account and payments with respect to Securities to which a Margin Account relates, shall be made in accordance with the terms and conditions of the Margin Account Agreement. Whenever any such instruments or certificates are available, the Custodian shall, notwithstand-ing any provision in this Agreement to the contrary, make pay-ment for any Futures Contract, Option, or Futures Contract Option for which such instruments or such certificates are available only against the delivery to the Custodian of such instrument or such certificate, and deliver any Futures Con-tract, Option or Futures Contract Option for which such in-struments or such certificates are available only against re-ceipt by the Custodian of payment therefor. Any such instru-ment or certificate delivered to the Custodian shall be held by the Custodian hereunder in accordance with, and subject to, the provisions of this Agreement.

                                     ARTICLE IV
                    PURCHASE AND SALE OF INVESTMENTS OF THE FUND
                      OTHER THAN OPTIONS, FUTURES CONTRACTS AND
                              FUTURES CONTRACT OPTIONS

                1. Promptly after each purchase of Securities by the Fund, other than a purchase of an Option, a Futures Contract, or a Futures Contract Option, the Fund shall deliver or cause the Administrator to deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Se-curities, a Certificate, and (ii) with respect to each pur-chase of Money Market Securities, a Certificate or Oral In-structions, specifying with respect to each such purchase:
           (a) the Series to which such Securities are to be specifically


           allocated; (b) the name of the issuer and the title of the Securities; (c) the number of shares or the principal amount purchased and accrued interest, if any; (d) the date of pur-chase and settlement; (e) the purchase price per unit; (f) the total amount payable upon such purchase; (g) the name of the person from whom or the broker through whom the purchase was made, and the name of the clearing broker, if any; and (h) the name of the broker to whom payment is to be made. The Custo-dian shall, upon receipt of Securities purchased by or for the Fund, pay to the broker specified in the Certificate out of the moneys held for the account of such Series the total amount payable upon such purchase, provided that the same con-forms to the total amount payable as set forth in such Cer-tificate or Oral Instructions.

                2. Promptly after each sale of Securities by the Fund, other than a sale of any Option, Futures Contract, Futures Contract Option, or any Reverse Repurchase Agreement, the Fund shall deliver or cause the Administrator to deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, a Certificate, and (ii) with respect to each sale of Money Market Securities, a Certificate or Oral Instructions, specifying with respect to each such sale: (a) the Series to which such Securities were specifi-cally allocated; (b) the name of the issuer and the title of the Security; (c) the number of shares or principal amount sold, and accrued interest, if any; (d) the date of sale; (e) the sale price per unit; (f) the total amount payable to the Fund upon such sale; (g) the name of the broker through whom or the person to whom the sale was made, and the name of the clearing broker, if any; and (h) the name of the broker to whom the Securities are to be delivered. The Custodian shall deliver the Securities specifically allocated to such Series to the broker specified in the Certificate against payment upon receipt of the total amount payable to the Fund upon such sale, provided that the same conforms to the total amount pay-able as set forth in such Certificate or Oral Instructions.

                                      ARTICLE V
                                      OPTIONS

                1. Promptly after the purchase of any Option by the Fund, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to each Option purchased: (a) the Series to which such Option is specifically allocated; (b) the type of Option (put or call); (c) the name of the issuer and the title and number of shares subject to such Option or, in the case of a Stock Index Option, the stock index to which such Option relates and the number of Stock Index Options purchased; (d) the expiration date; (e) the exercise price; (f) the dates of purchase and


           settlement; (g) the total amount payable by the Fund in con-nection with such purchase; (h) the name of the Clearing Mem-ber through whom such Option was purchased; and (i) the name of the broker to whom payment is to be made. The Custodian shall pay, upon receipt of a Clearing Member's statement con-firming the purchase of such Option held by such Clearing Mem-ber for the account of the Custodian (or any duly appointed and registered nominee of the Custodian) as custodian for the Fund, out of moneys held for the account of the Series to which such Option is to be specifically allocated, the total amount payable upon such purchase to the Clearing Member through whom the purchase was made, provided that the same conforms to the total amount payable as set forth in such Cer-tificate.

                2. Promptly after the sale of any Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall de-liver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to each such sale: (a) the Series to which such Option was specifically allocated;
           (b) the type of Option (put or call); (c) the name of the issuer and the title and number of shares subject to such Option or, in the case of a Stock Index Option, the stock index to which such Option relates and the number of Stock Index Options sold; (d) the date of sale; (e) the sale price;
           (f) the date of settlement; (g) the total amount payable to the Fund upon such sale; and (h) the name of the Clearing Member through whom the sale was made. The Custodian shall consent to the delivery of the Option sold by the Clearing Member which previously supplied the confirmation described in preceding paragraph 1 of this Article with respect to such Option against payment to the Custodian of the total amount payable to the Fund, provided that the same conforms to the total amount payable as set forth in such Certificate.

                3. Promptly after the exercise by the Fund of any Call Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to such Call Option: (a) the Series to which such Call Option was specifically allocated; (b) the name of the issuer and the title and number of shares subject to the Call Option; (c) the expiration date; (d) the date of exercise and settlement; (e) the exercise price per share; (f) the total amount to be paid by the Fund upon such exercise; and (g) the name of the Clearing Member through whom such Call Option was exercised. The Custodian shall, upon receipt of the Securities underlying the Call Option which was exercised, pay out of the moneys held for the account of the Series to which such Call Option was specifically allocated the total amount payable to the Clearing Member through whom the Call Option was exercised, provided that the same conforms to the total amount payable as set forth in such Certificate.


           4. Promptly after the exercise by the Fund of any Put Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to such Put Option: (a) the Series to which such Put Option was spe-cifically allocated; (b) the name of the issuer and the title and number of shares subject to the Put Option; (c) the expi-ration date; (d) the date of exercise and settlement; (e) the exercise price per share; (f) the total amount to be paid to the Fund upon such exercise; and (g) the name of the Clearing Member through whom such Put Option was exercised. The Custo-dian shall, upon receipt of the amount payable upon the exer-cise of the Put Option, deliver or direct the Depository to deliver the Securities specifically allocated to such Series, provided the same conforms to the amount payable to the Fund as set forth in such Certificate.

                5. Promptly after the exercise by the Fund of any Stock Index Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to such Stock Index Option: (a) the Series to which such Stock Index Option was specifically allocated; (b) the type of Stock Index Option (put or call); (c) the number of Options being exercised; (d) the stock index to which such Option relates; (e) the expiration date; (f) the exercise price; (g) the total amount to be received by the Fund in connection with such exercise; and (h) the Clearing Member from whom such payment is to be received.

                6. Whenever the Fund writes a Covered Call Option, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to such Covered Call Option: (a) the Series for which such Covered Call Option was written; (b) the name of the issuer and the title and number of shares for which the Covered Call Option was written and which underlie the same; (c) the expiration date; (d) the exercise price; (e) the premium to be received by the Fund; (f) the date such Covered Call Option was writ-ten; and (g) the name of the Clearing Member through whom the premium is to be received. The Custodian shall deliver or cause to be delivered, in exchange for receipt of the premium specified in the Certificate with respect to such Covered Call Option, such receipts as are required in accordance with the customs prevailing among Clearing Members dealing in Covered Call Options and shall impose, or direct the Depository to impose, upon the underlying Securities specified in the Cer-tificate specifically allocated to such Series such restric-tions as may be required by such receipts. Notwithstanding the foregoing, the Custodian has the right, upon prior written notification to the Fund, at any time to refuse to issue any receipts for Securities in the possession of the Custodian and not deposited with the Depository underlying a Covered Call Option.


           7. Whenever a Covered Call Option written by the Fund and described in the preceding paragraph of this Article is exercised, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate instructing the Cus-todian to deliver, or to direct the Depository to deliver, the Securities subject to such Covered Call Option and specifying:
           (a) the Series for which such Covered Call Option was written;
           (b) the name of the issuer and the title and number of shares subject to the Covered Call Option; (c) the Clearing Member to whom the underlying Securities are to be delivered; and (d) the total amount payable to the Fund upon such delivery. Upon the return and/or cancellation of any receipts delivered pur-suant to paragraph 6 of this Article, the Custodian shall de-liver, or direct the Depository to deliver, the underlying Securities as specified in the Certificate against payment of the amount to be received as set forth in such Certificate.

                8. Whenever the Fund writes a Put Option, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to such Put
           Option:  (a) the Series for which such Put Option was written;
           (b) the name of the issuer and the title and number of shares for which the Put Option is written and which underlie the same; (c) the expiration date; (d) the exercise price; (e) the premium to be received by the Fund; (f) the date such Put Op-tion is written; (g) the name of the Clearing Member through whom the premium is to be received and to whom a Put Option guarantee letter is to be delivered; (h) the amount of cash, and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in the Senior Secu-rity Account for such Series; and (i) the amount of cash and/or the amount and kind of Securities specifically al-located to such Series to be deposited into the Collateral Account for such Series. The Custodian shall, after making the deposits into the Collateral Account specified in the Cer-tificate, issue a Put Option guarantee letter substantially in the form utilized by the Custodian on the date hereof, and deliver the same to the Clearing Member specified in the Cer-tificate against receipt of the premium specified in said Cer-tificate. Notwithstanding the foregoing, the Custodian shall be under no obligation to issue any Put Option guarantee let-ter or similar document if it is unable to make any of the representations contained therein.

                9. Whenever a Put Option written by the Fund and de-scribed in the preceding paragraph is exercised, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying: (a) the Series to which such Put Option was written; (b) the name of the issuer and title and number of shares subject to the Put Option; (c) the Clearing Member from whom the underlying Securities are to be received; (d) the total amount payable by the Fund upon such delivery; (e) the amount of cash and/or the amount and kind of


           Securities specifically allocated to such Series to be with-drawn from the Collateral Account for such Series and (f) the amount of cash and/or the amount and kind of Securities, spe-cifically allocated to such Series, if any, to be withdrawn from the Senior Security Account. Upon the return and/or cancellation of any Put Option guarantee letter or similar document issued by the Custodian in connection with such Put Option, the Custodian shall pay out of the moneys held for the account of the Series to which such Put Option was specifi-cally allocated the total amount payable to the Clearing Mem-ber specified in the Certificate as set forth in such Certifi-cate against delivery of such Securities, and shall make the withdrawals specified in such Certificate.

                10. Whenever the Fund writes a Stock Index Option, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to such Stock Index Option: (a) the Series for which such Stock Index Option was written; (b) whether such Stock Index Option is a put or a call; (c) the number of options written; (d) the stock index to which such Option relates; (e) the expiration date; (f) the exercise price; (g) the Clearing Member through whom such Option was written; (h) the premium to be received by the Fund; (i) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in the Senior Security Account for such Se-ries; (j) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in the Collateral Account for such Series; and
           (k) the amount of cash and/or the amount and kind of Securi-ties, if any, specifically allocated to such Series to be de-posited in a Margin Account, and the name in which such ac-count is to be or has been established. The Custodian shall, upon receipt of the premium specified in the Certificate, make the deposits, if any, into the Senior Security Account speci-fied in the Certificate, and either (1) deliver such receipts, if any, which the Custodian has specifically agreed to issue, which are in accordance with the customs prevailing among Clearing Members in Stock Index Options and make the deposits into the Collateral Account specified in the Certificate, or
           (2) make the deposits into the Margin Account specified in the Certificate.

                11. Whenever a Stock Index Option written by the Fund and described in the preceding paragraph of this Article is exercised, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with re-spect to such Stock Index Option: (a) the Series for which such Stock Index Option was written; (b) such information as may be necessary to identify the Stock Index Option being ex-ercised; (c) the Clearing Member through whom such Stock Index Option is being exercised; (d) the total amount payable upon such exercise, and whether such amount is to be paid by or to the Fund; (e) the amount of cash and/or amount and kind of


           Securities, if any, to be withdrawn from the Margin Account; and (f) the amount of cash and/or amount and kind of Securi-ties, if any, to be withdrawn from the Senior Security Account for such Series; and the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Col-lateral Account for such Series. Upon the return and/or can-cellation of the receipt, if any, delivered pursuant to the preceding paragraph of this Article, the Custodian shall pay out of the moneys held for the account of the Series to which such Stock Index Option was specifically allocated to the Clearing Member specified in the Certificate the total amount payable, if any, as specified therein.

                12. Whenever the Fund purchases any Option identical to a previously written Option described in paragraphs, 6, 8 or 10 of this Article in a transaction expressly designated as a "Closing Purchase Transaction" in order to liquidate its posi-tion as a writer of an Option, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to the Option being purchased: (a) that the transaction is a Closing Purchase Transaction; (b) the Series for which the Option was written; (c) the name of the issuer and the title and number of shares subject to the Option, or, in the case of a Stock Index Option, the stock index to which such Option relates and the number of Options held; (d) the exercise price; (e) the premium to be paid by the Fund; (f) the expiration date; (g) the type of Option (put or call); (h) the date of such purchase; (i) the name of the Clearing Member to whom the premium is to be paid; and (j) the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Collateral Account, a specified Margin Account, or the Senior Security Account for such Se-ries. Upon the Custodian's payment of the premium and the return and/or cancellation of any receipt issued pursuant to paragraphs 6, 8 or 10 of this Article with respect to the Op-tion being liquidated through the Closing Purchase Transac-tion, the Custodian shall remove, or direct the Depository to remove, the previously imposed restrictions on the Securities underlying the Call Option.

                13. Upon the expiration, exercise or consummation of a Closing Purchase Transaction with respect to any Option pur-chased or written by the Fund and described in this Article, the Custodian shall delete such Option from the statements delivered to the Fund pursuant to paragraph 3 Article III herein, and upon the return and/or cancellation of any re-ceipts issued by the Custodian, shall make such withdrawals from the Collateral Account, and the Margin Account and/or the Senior Security Account as may be specified in a Certificate received in connection with such expiration, exercise, or con-summation.

                                     ARTICLE VI
                                  FUTURES CONTRACTS

                1. Whenever the Fund shall enter into a Futures Con-tract, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to such Futures Contract, (or with respect to any number of identical Futures Contract(s)): (a) the Series for which the Futures Contract is being entered; (b) the category of Futures Contract (the name of the underlying stock index or financial instrument); (c) the number of identical Futures Contracts entered into; (d) the delivery or settlement date of the Fu-tures Contract(s); (e) the date the Futures Contract(s) was
           (were) entered into and the maturity date; (f) whether the Fund is buying (going long) or selling (going short) on such Futures Contract(s); (g) the amount of cash and/or the amount and kind of Securities, if any, to be deposited in the Senior Security Account for such Series; (h) the name of the broker, dealer, or futures commission merchant through whom the Fu-tures Contract was entered into; and (i) the amount of fee or commission, if any, to be paid and the name of the broker, dealer, or futures commission merchant to whom such amount is to be paid. The Custodian shall make the deposits, if any, to the Margin Account in accordance with the terms and conditions of the Margin Account Agreement. The Custodian shall make payment out of the moneys specifically allocated to such Se-ries of the fee or commission, if any, specified in the Cer-tificate and deposit in the Senior Security Account for such Series the amount of cash and/or the amount and kind of Secu-rities specified in said Certificate.

                2. (a) Any variation margin payment or similar payment required to be made by the Fund to a broker, dealer, or fu-tures commission merchant with respect to an outstanding Fu-tures Contract, shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

                     (b) Any variation margin payment or similar payment from a broker, dealer, or futures commission merchant to the Fund with respect to an outstanding Futures Contract, shall be received and dealt with by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

                3. Whenever a Futures Contract held by the Custodian hereunder is retained by the Fund until delivery or settlement is made on such Futures Contract, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certifi-cate specifying: (a) the Futures Contract and the Series to which the same relates; (b) with respect to a Stock Index Fu-tures Contract, the total cash settlement amount to be paid or received, and with respect to a Financial Futures Contract,


           the Securities and/or amount of cash to be delivered or re-ceived; (c) the broker, dealer, or futures commission merchant to or from whom payment or delivery is to be made or received; and (d) the amount of cash and/or Securities to be withdrawn from the Senior Security Account for such Series. The Custo-dian shall make the payment or delivery specified in the Cer-tificate, and delete such Futures Contract from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein.

                4. Whenever the Fund shall enter into a Futures Con-tract to offset a Futures Contract held by the Custodian here-under, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying: (a) the items of information required in a Certificate described in paragraph 1 of this Article, and (b) the Futures Contract be-ing offset. The Custodian shall make payment out of the money specifically allocated to such Series of the fee or commis-sion, if any, specified in the Certificate and delete the Fu-tures Contract being offset from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein, and make such withdrawals from the Senior Security Account for such Series as may be specified in such Certificate. The withdrawals, if any, to be made from the Margin Account shall be made by the Custodian in accordance with the terms and con-ditions of the Margin Account Agreement.

                5. Notwithstanding any other provision in this Agreement to the contrary, the Custodian shall deliver cash and Securities to a future commission merchant upon receipt of a Certificate from the Fund or the Administrator specifying:
           (a) the name of the future commission merchant; (b) the specific cash and Securities to be delivered; (c) the date of such delivery; and (d) the date of the agreement between the Fund and such future commission merchant entered pursuant to Rule 17f-6 under the Investment Company Act 1940, as amended. Each delivery of such a Certificate by the Fund shall constitute (x) a representation and warranty by the Fund that the Rule 17f-6 agreement has been duly authorized, executed and delivered by the Fund and the future commission merchant and complies with Rule 17f-6, and (y) an agreement by the Fund that the Custodian shall not be liable for the acts or omissions of any such future commission merchant.

                                 ARTICLE VII
                                 FUTURES CONTRACT OPTIONS

                1. Promptly after the purchase of any Futures Contract Option by the Fund, the Fund shall deliver or cause the Admin-istrator to deliver to the Custodian a Certificate specifying with respect to such Futures Contract Option: (a) the Series


           to which such Option is specifically allocated; (b) the type of Futures Contract Option (put or call); (c) the type of Fu-tures Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Con-tract Option purchased; (d) the expiration date; (e) the exer-cise price; (f) the dates of purchase and settlement; (g) the amount of premium to be paid by the Fund upon such purchase;
           (h) the name of the broker or futures commission merchant through whom such option was purchased; and (i) the name of the broker, or futures commission merchant, to whom payment is to be made. The Custodian shall pay out of the moneys spe-cifically allocated to such Series, the total amount to be paid upon such purchase to the broker or futures commissions merchant through whom the purchase was made, provided that the same conforms to the amount set forth in such Certificate.

                2. Promptly after the sale of any Futures Contract Op-tion purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to each such sale: (a) Series to which such Futures Contract Option was specifically allocated; (b) the type of Future Contract Option (put or call); (c) the type of Futures Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Contract Option; (d) the date of sale; (e) the sale price; (f) the date of settle-ment; (g) the total amount payable to the Fund upon such sale; and (h) the name of the broker of futures commission merchant through whom the sale was made. The Custodian shall consent to the cancellation of the Futures Contract Option being closed against payment to the Custodian of the total amount payable to the Fund, provided the same conforms to the total amount payable as set forth in such Certificate.

                3. Whenever a Futures Contract Option purchased by the Fund pursuant to paragraph 1 is exercised by the Fund, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying: (a) the Series to which such Futures Contract Option was specifically allocated;
           (b) the particular Futures Contract Option (put or call) being exercised; (c) the type of Futures Contract underlying the Futures Contract Option; (d) the date of exercise; (e) the name of the broker or futures commission merchant through whom the Futures Contract Option is exercised; (f) the net total amount, if any, payable by the Fund; (g) the amount, if any, to be received by the Fund; and (h) the amount of cash and/or the amount and kind of Securities to be deposited in the Se-nior Security Account for such Series. The Custodian shall make, out of the moneys and Securities specifically allocated to such Series, the payments, if any, and the deposits, if any, into the Senior Security Account as specified in the Cer-tificate. The deposits, if any, to be made to the Margin Ac-count shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.


           4.   Whenever the Fund writes a Futures Contract  Option,
           the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to such Futures Contract Option: (a) the Series for which such Futures Contract Option was written; (b) the type of Futures Contract Option (put or call); (c) the type of Futures Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Contract Option; (d) the expiration date; (e) the exercise price; (f) the premium to be received by the Fund; (g) the name of the broker or futures commission merchant through whom the premium is to be received; and (h) the amount of cash and/or the amount and kind of Securities, if any, to be deposited in the Senior Security Account for such Series. The Custodian shall, upon receipt of the premium specified in the Certificate, make out of the moneys and Securities specifically allocated to such Series the deposits into the Senior Security Account, if any, as specified in the Certificate. The deposits, if any, to be made to the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

                5. Whenever a Futures Contract Option written by the Fund which is a call is exercised, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certifi-cate specifying: (a) the Series to which such Futures Contract Option was specifically allocated; (b) the particular Futures Contract Option exercised; (c) the type of Futures Contract underlying the Futures Contract Option; (d) the name of the broker or futures commission merchant through whom such Futures Contract Option was exercised; (e) the net total amount, if any, payable to the Fund upon such exercise; (f) the net total amount, if any, payable by the Fund upon such exercise; and (g) the amount of cash and/or the amount and kind of Securities to be deposited in the Senior Security
           Account for such Series. The Custodian shall, upon its receipt of the net total amount payable to the Fund, if any, specified in such Certificate make the payments, if any, and the deposits, if any, into the Senior Security Account as specified in the Certificate. The deposits, if any, to be made to the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

                6. Whenever a Futures Contract Option which is written by the Fund and which is a put is exercised, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying: (a) the Series to which such Option was specifically allocated; (b) the particular Futures Con-tract Option exercised; (c) the type of Futures Contract un-derlying such Futures Contract Option; (d) the name of the broker or futures commission merchant through whom such Fu-tures Contract Option is exercised; (e) the net total amount, if any, payable to the Fund upon such exercise; (f) the net


           total amount, if any, payable by the Fund upon such exercise; and (g) the amount and kind of Securities and/or cash to be withdrawn from or deposited in, the Senior Security Account for such Series, if any. The Custodian shall, upon its re-ceipt of the net total amount payable to the Fund, if any, specified in the Certificate, make out of the moneys and Secu-rities specifically allocated to such Series, the payments, if any, and the deposits, if any, into the Senior Security Ac-count as specified in the Certificate. The deposits to and/or withdrawals from the Margin Account, if any, shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

                7. Whenever the Fund purchases any Futures Contract Option identical to a previously written Futures Contract Op-tion described in this Article in order to liquidate its posi-tion as a writer of such Futures Contract Option, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to the Futures Contract Option being purchased: (a) the Series to which such Option is specifically allocated; (b) that the transaction is a closing transaction; (c) the type of Future Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Option Contract; (d) the exercise price; (e) the premium to be paid by the Fund;
           (f) the expiration date; (g) the name of the broker or futures commission merchant to whom the premium is to be paid; and (h) the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Senior Security Account for such Series. The Custodian shall effect the withdrawals from the Senior Security Account specified in the Certificate. The withdrawals, if any, to be made from the Margin Account shall be made by the Custodian in accordance with the terms and con-ditions of the Margin Account Agreement.

                8. Upon the expiration, exercise, or consummation of a closing transaction with respect to, any Futures Contract Op-tion written or purchased by the Fund and described in this Article, the Custodian shall (a) delete such Futures Contract Option from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein and, (b) make such withdraw-als from and/or in the case of an exercise such deposits into the Senior Security Account as may be specified in a Certifi-cate. The deposits to and/or withdrawals from the Margin Ac-count, if any, shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

                9. Futures Contracts acquired by the Fund through the exercise of a Futures Contract Option described in this Ar-ticle shall be subject to Article VI hereof.

                10.  Notwithstanding   any   other   provision   in  this
           Agreement to the contrary, the Custodian shall deliver cash and Securities to a future commission merchant upon receipt of


           a Certificate from the Fund or the  Administrator  specifying:
           (a) the name of the future commission merchant; (b) the specific cash and Securities to be delivered; (c) the date of such delivery; and (d) the date of the agreement between the Fund and such future commission merchant entered pursuant to Rule 17f-6 under the Investment Company Act 1940, as amended. Each delivery of such a Certificate by the Fund shall constitute (x) a representation and warranty by the Fund that the Rule 17f-6 agreement has been duly authorized, executed and delivered by the Fund and the future commission merchant and complies with Rule 17f-6, and (y) an agreement by the Fund that the Custodian shall not be liable for the acts or omissions of any such future commission merchant.

                                    ARTICLE VIII
                                    SHORT SALES

                1. Promptly after any short sales by any Series of the Fund, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying: (a) the Series for which such short sale was made; (b) the name of the issuer and the title of the Security; (c) the number of shares or principal amount sold, and accrued interest or dividends, if any; (d) the dates of the sale and settlement; (e) the sale price per unit; (f) the total amount credited to the Fund upon such sale, if any, (g) the amount of cash and/or the amount and kind of Securities, if any, which are to be deposited in a Margin Account and the name in which such Margin Account has been or is to be established; (h) the amount of cash and/or the amount and kind of Securities, if any, to be deposited in a Senior Security Account, and (i) the name of the broker through whom such short sale was made. The Custodian shall upon its receipt of a statement from such broker confirming such sale and that the total amount credited to the Fund upon such sale, if any, as specified in the Certificate is held by such broker for the account of the Custodian (or any nominee of the Custodian) as custodian of the Fund, issue a receipt or make the deposits into the Margin Account and the Senior Secu-rity Account specified in the Certificate.

                2. In connection with the closing-out of any short sale, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to each such closing out: (a) the Series for which such transaction is being made; (b) the name of the issuer and the title of the Security; (c) the number of shares or the princi-pal amount, and accrued interest or dividends, if any, re-quired to effect such closing-out to be delivered to the bro-ker; (d) the dates of closing-out and settlement; (e) the pur-chase price per unit; (f) the net total amount payable to the Fund upon such closing-out; (g) the net total amount payable


           to the broker upon such closing-out; (h) the amount of cash and the amount and kind of Securities to be withdrawn, if any, from the Margin Account; (i) the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Senior Security Account; and (j) the name of the broker through whom the Fund is effecting such closing-out. The Cus-todian shall, upon receipt of the net total amount payable to the Fund upon such closing-out, and the return and/or cancel-lation of the receipts, if any, issued by the Custodian with respect to the short sale being closed-out, pay out of the moneys held for the account of the Fund to the broker the net total amount payable to the broker, and make the withdrawals from the Margin Account and the Senior Security Account, as the same are specified in the Certificate.

                                     ARTICLE IX
                          REVERSE REPURCHASE AGREEMENTS

                1. Promptly after the Fund enters a Reverse Repurchase Agreement with respect to Securities and money held by the Custodian hereunder, the Fund shall deliver or cause the Ad-ministrator to deliver to the Custodian a Certificate, or in the event such Reverse Repurchase Agreement is a Money Market Security, a Certificate or Oral Instructions specifying: (a) the Series for which the Reverse Repurchase Agreement is en-tered; (b) the total amount payable to the Fund in connection with such Reverse Repurchase Agreement and specifically al-located to such Series; (c) the broker or dealer through or with whom the Reverse Repurchase Agreement is entered; (d) the amount and kind of Securities to be delivered by the Fund to such broker or dealer; (e) the date of such Reverse Repurchase Agreement; and (f) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in a Senior Security Account for such Series in connection with such Reverse Repurchase Agreement. The Custodian shall, upon receipt of the total amount payable to the Fund specified in the Certificate or Oral Instructions make the delivery to the broker or dealer, and the deposits, if any, to the Senior Security Account, specified in such Cer-tificate or Oral Instructions.

                2. Upon the termination of a Reverse Repurchase Agree-ment described in preceding paragraph 1 of this Article, the Fund shall deliver or cause the Administrator to deliver a Certificate or, in the event such Reverse Repurchase Agreement is a Money Market Security, a Certificate or Oral Instructions to the Custodian specifying: (a) the Reverse Repurchase Agreement being terminated and the Series for which same was entered; (b) the total amount payable by the Fund in connection with such termination; (c) the amount and kind of Securities to be received by the Fund and specifically

           allocated to such Series in connection with such  termination;
           (d) the date of termination; (e) the name of the broker or dealer with or through whom the Reverse Repurchase Agreement is to be terminated; and (f) the amount of cash and/or the amount and kind of Securities to be withdrawn from the Senior Securities Account for such Series. The Custodian shall, upon receipt of the amount and kind of Securities to be received by the Fund specified in the Certificate or Oral Instructions, make the payment to the broker or dealer, and the withdrawals, if any, from the Senior Security Account, specified in such Certificate or Oral Instructions.

                                      ARTICLE X
                     LOAN OF PORTFOLIO SECURITIES OF THE FUND

           1. Promptly after each loan of portfolio Securities specifically allocated to a Series held by the Custodian here-under, the Fund shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying with respect to each such loan: (a) the Series to which the loaned Securi-ties are specifically allocated; (b) the name of the issuer and the title of the Securities, (c) the number of shares or the principal amount loaned, (d) the date of loan and deliv-ery, (e) the total amount to be delivered to the Custodian against the loan of the Securities, including the amount of cash collateral and the premium, if any, separately identi-fied, and (f) the name of the broker, dealer, or financial institution to which the loan was made. The Custodian shall deliver the Securities thus designated to the broker, dealer or financial institution to which the loan was made upon re-ceipt of the total amount designated as to be delivered against the loan of Securities. The Custodian may accept pay-ment in connection with a delivery otherwise than through the Book-Entry System or Depository only in the form of a certi-fied or bank cashier's check payable to the order of the Fund or the Custodian drawn on New York Clearing House funds and may deliver Securities in accordance with the customs prevail-ing among dealers in securities.

                2. Promptly after each termination of the loan of Secu-rities by the Fund, the Fund shall deliver or cause the Admin-istrator to deliver to the Custodian a Certificate specifying with respect to each such loan termination and return of Secu-rities: (a) the Series to which the loaned Securities are specifically allocated; (b) the name of the issuer and the title of the Securities to be returned, (c) the number of shares or the principal amount to be returned, (d) the date of termination, (e) the total amount to be delivered by the Cus-todian (including the cash collateral for such Securities mi-nus any offsetting credits as described in said Certificate),


           and (f) the name of the broker, dealer, or financial institu-tion from which the Securities will be returned. The Custo-dian shall receive all Securities returned from the broker, dealer, or financial institution to which such Securities were loaned and upon receipt thereof shall pay, out of the moneys held for the account of the Fund, the total amount payable upon such return of Securities as set forth in the Certifi-cate.
                                ARTICLE XI
                    CONCERNING MARGIN ACCOUNTS, SENIOR SECURITY
                          ACCOUNTS, AND COLLATERAL ACCOUNTS

                1. The Custodian shall, from time to time, make such deposits to, or withdrawals from, a Senior Security Account as specified in a Certificate received by the Custodian. Such Certificate shall specify the Series for which such deposit or withdrawal is to be made and the amount of cash and/or the amount and kind of Securities specifically allocated to such Series to be deposited in, or withdrawn from, such Senior Se-curity Account for such Series. In the event the Certificate fails to specify the Series, the name of the issuer, the title and the number of shares or the principal amount of any par-ticular Securities to be deposited by the Custodian into, or withdrawn from, a Senior Securities Account, the Custodian shall be under no obligation to make any such deposit or with-drawal and shall so notify the Administrator.

                2. The Custodian shall make deliveries or payments from a Margin Account to the broker, dealer, futures commission merchant or Clearing Member in whose name, or for whose ben-efit, the account was established as specified in the Margin Account Agreement.

                3. Amounts received by the Custodian as payments or distributions with respect to Securities deposited in any Mar-gin Account shall be dealt with in accordance with the terms and conditions of the Margin Account Agreement.

                4. The Custodian shall have a continuing lien and secu-rity interest in and to any property at any time held by the Custodian in any Collateral Account described herein. In ac-cordance with applicable law the Custodian may enforce its lien and realize on any such property whenever the Custodian has made payment or delivery pursuant to any Put Option guar-antee letter or similar document or any receipt issued hereun-der by the Custodian. In the event the Custodian should real-ize on any such property net proceeds which are less than the Custodian's obligations under any Put Option guarantee letter or similar document or any receipt, such deficiency shall be a


           debt owed the Custodian by the Fund within the scope of Ar-ticle XIV herein.

                5. On each business day the Custodian shall furnish the Fund with a statement with respect to each Margin Account in which money or Securities are held specifying as of the close of business on the previous business day: (a) the name of the Margin Account; (b) the amount and kind of Securities held therein; and (c) the amount of money held therein. The Custo-dian shall make available upon request to any broker, dealer, or futures commission merchant specified in the name of a Mar-gin Account a copy of the statement furnished the Fund with respect to such Margin Account.

                6. Promptly after the close of business on each busi-ness day in which cash and/or Securities are maintained in a Collateral Account for any Series, the Custodian shall furnish the Administrator with a statement with respect to such Col-lateral Account specifying the amount of cash and/or the amount and kind of Securities held therein. No later than the close of business next succeeding the delivery to the Fund of such statement, the Fund shall deliver or cause the Adminis-trator to deliver to the Custodian a Certificate specifying the then market value of the Securities described in such statement. In the event such then market value is indicated to be less than the Custodian's obligation with respect to any outstanding Put Option guarantee letter or similar document, the Fund shall promptly specify or cause the Administrator to promptly specify in a Certificate the additional cash and/or Securities to be deposited in such Collateral Account to eliminate such deficiency.

                                     ARTICLE XII
                    PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

                1. The Fund shall deliver or cause the Administrator to deliver to the Custodian a copy of the resolution of the Board of Trustees of the Fund, certified by the Secretary, the Clerk, any Assistant Secretary or any Assistant Clerk, either
           (i) setting forth with respect to the Series specified therein the date of the declaration of a dividend or distribution, the date of payment thereof, the record date as of which share-holders entitled to payment shall be determined, the amount payable per Share of such Series to the shareholders of record as of that date and the total amount payable to the Dividend Agent and any sub-dividend agent or co-dividend agent of the Fund on the payment date, or (ii) authorizing with respect to the Series specified therein the declaration of dividends and distributions on a daily basis and authorizing the Custodian to rely on Oral Instructions or a Certificate setting forth the date of the declaration of such dividend or distribution,


           the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per Share of such Series to the shareholders of record as of that date and the total amount payable to the Dividend Agent on the payment date.

                2. Upon the payment date specified in such resolution, Oral Instructions or Certificate, as the case may be, the Cus-todian shall pay out of the moneys held for the account of each Series the total amount payable to the Dividend Agent and any sub-dividend agent or co-dividend agent of the Fund with respect to such Series.

                                    ARTICLE XIII
                            SALE AND REDEMPTION OF SHARES

                1. Whenever the Fund shall sell any Shares, it shall deliver or cause the Administrator to deliver to the Custodian a Certificate duly specifying:

                     (a) The Series, the number of Shares sold, trade date, and price; and

                     (b) The amount of money to be received by the Cus-todian for the sale of such Shares and specifically allocated to the separate account in the name of such Series.

                2. Upon receipt of such money from the Transfer Agent, the Custodian shall credit such money to the separate account in the name of the Series for which such money was received.

                3. Upon issuance of any Shares of any Series described in the foregoing provisions of this Article, the Custodian shall pay, out of the money held for the account of such Se-ries, all original issue or other taxes required to be paid by the Fund in connection with such issuance upon the receipt of a Certificate specifying the amount to be paid.

                4. Except as provided hereinafter, whenever the Fund desires the Custodian to make payment out of the money held by the Custodian hereunder in connection with a redemption of any Shares, it shall deliver or cause the Administrator to deliver to the Custodian a Certificate specifying:

                     (a)  The number and Series of Shares redeemed; and

                     (b)  The amount to be paid for such Shares.

                5. Upon receipt from the Transfer Agent of an advice setting forth the Series and number of Shares received by the Transfer Agent for redemption and that such Shares are in good


           form for redemption, the Custodian shall make payment to the Transfer Agent out of the moneys held in the separate account in the name of the Series the total amount specified in the Certificate delivered pursuant to the foregoing paragraph 4 of this Article.

                6. Notwithstanding the above provisions regarding the redemption of any Shares, whenever any Shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Fund, the Custodian, unless other-wise instructed by a Certificate, shall, upon receipt of an advice from the Fund or its agent setting forth that the re-demption is in good form for redemption in accordance with the check redemption procedure, honor the check presented as part of such check redemption privilege out of the moneys held in the separate account of the Series of the Shares being re-deemed.

                                     ARTICLE XIV
                             OVERDRAFTS OR INDEBTEDNESS

                1. If the Custodian, should in its sole discretion ad-vance funds on behalf of any Series which results in an over-draft because the moneys held by the Custodian in the separate account for such Series shall be insufficient to pay the total amount payable upon a purchase of Securities specifically al-located to such Series, as set forth in a Certificate or Oral Instructions, or which results in an overdraft in the separate account of such Series for some other reason, or if the Fund is for any other reason indebted to the Custodian with respect to a Series, including any indebtedness to The Bank of New York under the Fund's Cash Management and Related Services Agreement, (except a borrowing for investment or for temporary or emergency purposes using Securities as collateral pursuant to a separate agreement and subject to the provisions of para-graph 2 of this Article), such overdraft or indebtedness shall be deemed to be a loan made by the Custodian to the Fund for such Series payable on demand and shall bear interest from the date incurred at a rate per annum (based on a 360-day year for the actual number of days involved) equal to 1/2% over Custodian's prime commercial lending rate in effect from time to time, such rate to be adjusted on the effective date of any change in such prime commercial lending rate but in no event to be less than 6% per annum, or at such other rate per annum, if any, as the Fund and the Custodian may agree upon in writing from time to time. In addition, the Fund hereby agrees that the Custodian shall have a continuing lien and security interest in and to any property specifically al-located to such Series at any time held by it for the benefit of such Series or in which the Fund may have an interest which


           is then in the Custodian's possession or control or in posses-sion or control of any third party acting in the Custodian's behalf. The Fund authorizes the Custodian, in its sole dis-cretion, at any time to charge any such overdraft or indebted-ness together with interest due thereon against any balance of account standing to such Series' credit on the Custodian's books. In addition, the Fund hereby covenants that on each Business Day on which either it intends to enter a Reverse Repurchase Agreement and/or otherwise borrow from a third party, or which next succeeds a Business Day on which at the close of business the Fund had outstanding a Reverse Repur-chase Agreement or such a borrowing, it shall prior to 9 a.m., New York City time, advise the Custodian, in writing, of each such borrowing, shall specify the Series to which the same relates, and shall not incur any indebtedness not so specified other than from the Custodian.

                2. The Fund will cause to be delivered to the Custodian by any bank (including, if the borrowing is pursuant to a separate agreement, the Custodian) from which it borrows money for investment or for temporary or emergency purposes using Securities held by the Custodian hereunder as collateral for such borrowings, a notice or undertaking in the form currently employed by any such bank setting forth the amount which such bank will loan to the Fund against delivery of a stated amount of collateral. The Fund shall promptly deliver to the Custo-dian a Certificate specifying with respect to each such bor-rowing: (a) the Series to which such borrowing relates; (b) the name of the bank, (c) the amount and terms of the borrow-ing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Fund, or other loan agreement, (d) the time and date, if known, on which the loan is to be entered into, (e) the date on which the loan becomes due and payable, (f) the total amount payable to the Fund on the borrowing date, (g) the market value of Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities, and (h) a statement specifying whether such loan is for investment pur-poses or for temporary or emergency purposes and that such loan is in conformance with the Investment Company Act of 1940 and the Fund's prospectus. The Custodian shall deliver on the borrowing date specified in a Certificate the specified col-lateral and the executed promissory note, if any, against de-livery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Certificate. The Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Custodian shall deliver such Se-curities as additional collateral as may be specified in a Certificate to collateralize further any transaction described


           in this paragraph. The Fund shall cause all Securities re-leased from collateral status to be returned directly to the Custodian, and the Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in a Certificate the Se-ries, the name of the issuer, the title and number of shares or the principal amount of any particular Securities to be delivered as collateral by the Custodian, the Custodian shall not be under any obligation to deliver any Securities.

                                     ARTICLE XV
                                INSTRUCTIONS

                1.   With   respect  to  any  software  provided  by  the
           Custodian to the Administrator in order for the Administrator to transmit Instructions to the Custodian (the "Software"), the Custodian grants to the Administrator a personal, nontransferable and nonexclusive license to use the Software solely for the purpose of transmitting Instructions on behalf of the Fund to, and receiving communications from, the Custodian in connection with its account(s). The Administrator agrees not to sell, reproduce, lease or otherwise provide, directly or indirectly, the Software or any portion thereof to any third party without the prior written consent of the Custodian.

                2. The Administrator shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and transmit Instructions to the
           Custodian. The Custodian shall not be responsible for the reliability, compatibility with the Software or availability of any such equipment or services or the performance or nonperformance by any nonparty to this Custody Agreement.

                3. The Administrator acknowledges for itself and the Fund that the Software, all data bases made available to the Administrator by utilizing the Software (other than data bases relating solely to the assets of the Fund and transactions with respect thereto), and any proprietary data, processes, information and documentation (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the "Information"), are the exclusive and confidential property of the Custodian. The Administrator shall keep the Information confidential by using the same care and discretion that the Administrator uses with respect to its own confidential property and trade secrets and shall neither make nor permit any disclosure without the prior written consent of the Custodian. Upon termination of this Agreement or the Software license granted hereunder for any reason, the Fund shall return to the Custodian all copies of the Information which are in its


           possession or under its control or which the Fund distributed to third parties.

                4. The Custodian reserves the right to modify the Software from time to time upon reasonable prior notice and the Administrator shall install new releases of the Software as the Custodian may direct. The Administrator agrees not to modify or attempt to modify the Software without the Custodian's prior written consent. The Administrator acknowledges that any modifications to the Software, whether by the Administrator or the Custodian and whether with or without the Custodian's consent, shall become the property of the Custodian.

                5. The Custodian makes no warranties or representations of any kind with regard to the Software or the method(s) by which the Administrator may transmit Instructions to the Custodian, express or implied, including but not limited to any implied warranties or merchantability or fitness for a particular purpose.

                6. Where the method for transmitting Instructions by the Administrator on behalf of the Fund involves an automatic systems acknowledgment by the Custodian of its receipt of such Instructions, then in the absence of such acknowledgment the Custodian shall not be liable for any failure to act pursuant to such Instructions, neither the Administrator nor the Fund may claim that such Instructions were received by the Custodian, and the Administrator or the Fund shall deliver a Certificate by some other means.

                7.   (a)  The Administrator and the Fund agree that where
           the Administrator delivers to the Custodian Instructions hereunder, it shall be the Administrator's sole responsibility to ensure that only persons duly authorized by the Administrator transmit such Instructions to the Custodian. The Administrator will cause all persons transmitting Instructions to the Custodian to treat applicable user and authorization codes, passwords and authentication keys with extreme care, and irrevocably authorizes the Custodian to act in accordance with and rely upon Instructions received by it pursuant hereto.

                     (b) The Administrator hereby represents, acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Custodian and that there may be more secure methods of transmitting instructions to the Custodian than the method(s) selected by the Administrator on behalf of the Fund. The Fund hereby agree that the security procedures (if any) to be followed in connection with the Fund's transmission of Instructions provide a commercially reasonable degree of protection in light of its particular needs and circumstances.


                8. The Administrator and the Fund hereby represent, warrant and covenant to the Custodian that this Agreement has been duly approved by a resolution of the Fund's Board of Directors Trustees, and that its transmission of Instructions pursuant hereto shall at all times comply with the Investment Company Act of 1940, as amended.

                9. The Fund shall notify the Custodian of any errors, omissions or interruptions in, or delay or unavailability of, its ability to send Instructions as promptly as practicable, and in any event within 24 hours after the earliest of (i) discovery thereof, (ii) the Business Day on which discovery should have occurred through the exercise of reasonable care and (iii) in the case of any error, the date of actual receipt of the earliest notice which reflects such error, it being agreed that discovery and receipt of notice may only occur on a business day. The Custodian shall promptly advise the Administrator whenever the Custodian learns of any errors, omissions or interruption in, or delay or unavailability of, the Fund's ability to send Instructions.

                                     ARTICLE XVI
                  DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY
                   OF ANY SERIES HELD OUTSIDE OF THE UNITED STATES

                1. The Custodian is authorized and instructed to employ, as sub-custodian for each Series' Foreign Securities (as such term is defined in paragraph (c)(1) of Rule 17f-5 under the Investment Company Act of 1940, as amended) and other assets, the foreign banking institutions and foreign securities depositories and clearing agencies designated on
           Schedule I hereto ("Foreign Sub-Custodians") to carry out their respective responsibilities in accordance with the terms of the sub-custodian agreement between each such Foreign Sub-Custodian and the Custodian, copies of which have been previously delivered to the Fund and receipt of which is hereby acknowledged (each such agreement, a "Foreign Sub-Custodian Agreement"). Upon receipt of a Certificate, together with a certified resolution substantially in the form attached as Exhibit E of the Fund's Board of Trustees, the Fund may designate any additional foreign sub-custodian with which the Custodian has an agreement for such entity to act as the Custodian's agent, as its sub-custodian and any such additional foreign sub-custodian shall be deemed added to
           Schedule I. Upon receipt of a Certificate from the Fund, the Custodian shall cease the employment of any one or more Foreign Sub-Custodians for maintaining custody of the Fund's assets and such Foreign Sub-Custodian shall be deemed deleted from Schedule I.


                2. Each Foreign Sub-Custodian Agreement shall be substantially in the form previously delivered to the Fund and will not be amended in a way that materially adversely affects the Fund without the Fund's prior written consent.

                3. The Custodian shall identify on its books as belonging to each Series of the Fund the Foreign Securities of such Series held by each Foreign Sub-Custodian. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims by the Fund or any Series against a Foreign Sub-Custodian as a consequence of any loss, damage, cost, expense, liability or claim sustained or incurred by the Fund or any Series if and to the extent that the Fund or such Series has not been made whole for any such loss, damage, cost, expense, liability or claim.

                4. Upon request of the Fund, the Custodian will, consistent with the terms of the applicable Foreign Sub-Custodian Agreement, use reasonable efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any Foreign Sub-Custodian insofar as such books and records relate to the performance of such Foreign Sub-Custodian under its agreement with the Custodian on behalf of the Fund.

                5. The Custodian will supply to the Fund from time to time, as mutually agreed upon, statements in respect of the securities and other assets of each Series held by Foreign Sub-Custodians, including but not limited to, an identification of entities having possession of each Series' Foreign Securities and other assets, and advices or notifications of any transfers of Foreign Securities to or from each custodial account maintained by a Foreign Sub-Custodian for the Custodian on behalf of the Series.

                6.   The Custodian shall furnish annually to the Fund, as
           mutually agreed upon, information concerning the Foreign Sub-Custodians employed by the Custodian. Such information shall be similar in kind and scope to that furnished to the Fund in connection with the Fund's initial approval of such Foreign Sub-Custodians and, in any event, shall include information pertaining to (i) the Foreign Custodians' financial strength, general reputation and standing in the countries in which they are located and their ability to provide the custodial services required, and (ii) whether the Foreign Sub-Custodians would provide a level of safeguards for safekeeping and custody of securities not materially different form those prevailing in the United States. The Custodian shall monitor the general operating performance of each Foreign Sub-Custodian. The Custodian agrees that it will use reasonable care in monitoring compliance by each Foreign Sub-Custodian with the terms of the relevant Foreign Sub-Custodian Agreement


           and that if it learns of any breach of such Foreign Sub-Custodian Agreement believed by the Custodian to have a material adverse effect on the Fund or any Series it will promptly notify the Fund of such breach. The Custodian also agrees to use reasonable and diligent efforts to enforce its rights under the relevant Foreign Sub-Custodian Agreement.

                7. The Custodian shall transmit promptly to the Fund all notices, reports or other written information received pertaining to the Fund's Foreign Securities, including without limitation, notices of corporate action, proxies and proxy solicitation materials.

                8. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for securities received for the account of any Series and delivery of securities maintained for the account of such Series may be effected in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer.

                9. Notwithstanding any other provision in this Agreement to the contrary, with respect to any losses or damages arising out of or relating to any actions or omissions of any Foreign Sub-Custodian the sole responsibility and liability of the Custodian shall be to take appropriate action at the Fund's expense to recover such loss or damage from the Foreign Sub-Custodian. It is expressly understood and agreed that the Custodian's sole responsibility and liability shall be limited to amounts so recovered from the Foreign Sub-Custodian.
                                    ARTICLE XVII
                                   FX TRANSACTIONS

                1. Whenever the Fund shall enter into an FX Transaction, the Fund shall promptly deliver or cause the Administrator to deliver to the Custodian a Certificate or Oral Instructions specifying with respect to such FX
           Transaction: (c) the Series to which such FX Transaction is specifically allocated; (b) the type and amount of Currency to be purchased by the Fund; (c) the type and amount of Currency to be sold by the Fund; (d) the date on which the Currency to be purchased is to be delivered; (e) the date on which the Currency to be sold is to be delivered; and (f) the name of the person from whom or through whom such currencies are to be purchased and sold. Unless otherwise instructed by a


           Certificate or Oral Instructions, the Custodian shall deliver, or shall instruct a Foreign Sub-Custodian to deliver, the Currency to be sold on the date on which such delivery is to be made, as set forth in the Certificate, and shall receive, or instruct a Foreign Sub-Custodian to receive, the Currency to be purchased on the date as set forth in the Certificate.

                2. Where the Currency to be sold is to be delivered on the same day as the Currency to be purchased, as specified in the Certificate or Oral Instructions, the Custodian or a Foreign Sub-Custodian may arrange for such deliveries and receipts to be made in accordance with the customs prevailing from time to time among brokers or dealers in Currencies, and such receipt and delivery may not be completed simultaneously. The Fund assumes all responsibility and liability for all credit risks involved in connection with such receipts and deliveries, which responsibility and liability shall continue until the Currency to be received by the Fund has been received in full.

                3.   Any  FX  Transaction  effected  by  the Custodian in
           connection with this Agreement may be entered with the Custodian, any office, branch or subsidiary of The Bank of New York Company, Inc., or any Foreign Sub-Custodian acting as principal or otherwise through customary banking channels. The Fund may issue a standing Certificate with respect to FX Transaction but the Custodian may establish rules or limitations concerning any foreign exchange facility made available to the Fund. The Fund shall bear all risks of investing in Securities or holding Currency. Without limiting the foregoing, the Fund shall bear the risks that rules or procedures imposed by a Foreign Sub-Custodian or foreign depositories, exchange controls, asset freezes or other laws, rules, regulations or orders shall prohibit or impose burdens or costs on the transfer to, by or for the account of the Fund of Securities or any cash held outside the Fund's jurisdiction or denominated in Currency other than its home jurisdiction or the conversion of cash from one Currency into another currency. The Custodian shall not be obligated to substitute another Currency for a Currency (including a Currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected by such law, regulation, rule or procedure. Neither the Custodian nor any Foreign Sub-Custodian shall be liable to the Fund for any loss resulting from any of the foregoing events.
                                    ARTICLE XVIII
                               CONCERNING THE CUSTODIAN

                1.   Except as hereinafter provided, or  as  provided  in
           Article  XVI  neither  the  Custodian nor its nominee shall be


           liable for any loss or damage, including reasonable counsel fees, resulting from its action or omission to act or otherwise, either hereunder or under any Margin Account
           Agreement, except for any such loss or damage arising out of its own negligence or willful misconduct. The Custodian agrees to indemnify and hold harmless the Trust and Trust's Trustees and officers to the extent described below against any loss as a result of any breach or violation of this Agreement by the Custodian or its officers, employees and agents or its nominees, resulting from their negligence or willful misconduct. The Custodian may, with respect to ques-tions of law arising hereunder or under any Margin Account Agreement, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to any-thing done or omitted by it in good faith in conformity with such advice or opinion. The Custodian shall be liable to the Fund for any loss or damage resulting from the use of the Book-Entry System or any Depository arising by reason of any negligence or willful misconduct on the part of the Custodian or any of its employees or agents. Notwithstanding the foregoing, or any other provision contained in this Agreement, in no event shall the Custodian be liable to the Trust, its Trustees or officers, or any third party, for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages and regardless of the form of action.

                2. Without limiting the generality of the foregoing, the Custodian shall be under no obligation to inquire into, and shall not be liable for:

                     (a) The validity of the issue of any Securities purchased, sold, or written by or for the Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received therefor;

                     (b) The legality of the sale or redemption of any Shares, or the propriety of the amount to be received or paid therefor;

                     (c) The legality of the declaration or payment of any dividend by the Fund;

                     (d) The legality of any borrowing by the Fund using Securities as collateral;

                     (e) The legality of any loan of portfolio Securi-ties, nor shall the Custodian be under any duty or obligation to see to it that any cash collateral delivered to it by a broker, dealer, or financial institution or held by it at any time as a result of such loan of portfolio Securities of the Fund is adequate collateral for the Fund against any loss it


           might sustain as a result of such loan. The Custodian spe-cifically, but not by way of limitation, shall not be under any duty or obligation periodically to check or notify the Fund that the amount of such cash collateral held by it for the Fund is sufficient collateral for the Fund, but such duty or obligation shall be the sole responsibility of the Fund. In addition, the Custodian shall be under no duty or obliga-tion to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent pursuant to
           Article XIV of this Agreement makes payment to it of any divi-dends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however, that the Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due; or

                     (f) The sufficiency or value of any amounts of money and/or Securities held in any Margin Account, Senior Security Account or Collateral Account in connection with transactions by the Fund. In addition, the Custodian shall be under no duty or obligation to see that any broker, dealer, futures commission merchant or Clearing Member makes payment to the Fund of any variation margin payment or similar payment which the Fund may be entitled to receive from such broker, dealer, futures commission merchant or Clearing Member, to see that any payment received by the Custodian from any broker, dealer, futures commission merchant or Clearing Member is the amount the Fund is entitled to receive, or to notify the Fund of the Custodian's receipt or non-receipt of any such pay-ment.

                3. The Custodian shall not be liable for, or considered to be the Custodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of the Fund until the Custo-dian actually receives and collects such money directly or by the final crediting of the account representing the Fund's interest at the Book-Entry System or the Depository.

                4. The Custodian shall have no responsibility and shall not be liable for ascertaining or acting upon any calls, con-versions, exchange offers, tenders, interest rate changes or similar matters relating to Securities held in the Depository, unless the Custodian shall have actually received timely no-tice from the Depository. In no event shall the Custodian have any responsibility or liability for the failure of the Depository to collect, or for the late collection or late crediting by the Depository of any amount payable upon Securi-ties deposited in the Depository which may mature or be re-deemed, retired, called or otherwise become payable. However, upon receipt of a Certificate from the Fund of an overdue amount on Securities held in the Depository the Custodian shall make a claim against the Depository on behalf of the


           Fund, except that the Custodian shall not be under any obliga-tion to appear in, prosecute or defend any action suit or pro-ceeding in respect to any Securities held by the Depository which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required.

                5. The Custodian shall not be under any duty or obliga-tion to take action to effect collection of any amount due to the Fund from the Transfer Agent of the Fund nor to take any action to effect payment or distribution by the Transfer Agent of the Fund of any amount paid by the Custodian to the Trans-fer Agent of the Fund in accordance with this Agreement.

                6. The Custodian shall not be under any duty or obliga-tion to take action to effect collection of any amount if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (i) it shall be directed to take such action by a Certificate and (ii) it shall be assured to its satisfac-tion of reimbursement of its costs and expenses in connection with any such action.

                7. The Custodian may in addition to the employment of Foreign Sub-Custodians pursuant to Article XVI appoint one or more banking institutions as Depository or Depositories, as Sub-Custodian or Sub-Custodians, or as Co-Custodian or Co-Custodians including, but not limited to, banking institu-tions located in foreign countries, of Securities and moneys at any time owned by the Fund, upon such terms and conditions as may be approved in a Certificate or contained in an agree-ment executed by the Custodian, the Fund and the appointed institution.

                8. The Custodian shall not be under any duty or obliga-tion (a) to ascertain whether any Securities at any time de-livered to, or held by it or by any Foreign Sub-Custodian, for the account of the Fund and specifically allocated to a Series are such as properly may be held by the Fund or such Series under the provisions of its then current prospectus, or (b) to ascertain whether any transactions by the Fund, whether or not involving the Custodian, are such transactions as may properly be engaged in by the Fund.

                9. The Custodian shall be entitled to receive and the Fund agrees to pay to the Custodian all out-of-pocket expenses and such compensation as may be agreed upon from time to time between the Custodian and the Fund. The Fund represents that the Administrator has agreed to pay such compensation and ex-penses promptly upon receipt of statements therefor, and hereby directs the Custodian to (i) send all statements for compensation to its attention care of FPS at the following address: FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903, Attention: Mr. Elmer Gardner, Senior


           Vice President, and (ii) accept all payments made by Fund/Plan in the Fund's name as if such payments were made directly by the Fund. The Fund shall pay to FPS fees for services (including custodian services provided by the Custodian) in accordance with the Administration Agreement. The Custodian's compensation for services rendered hereunder is set forth in a separate agreement between the Custodian and Fund/Plan. Should Fund/Plan fail to pay or remit such compensation to the Custodian within 20 days of the date the same is due and pay-able, Custodian shall notify the Fund. If such payment or remittance is not received from FPS within 15 days of such notice, then the Custodian will be entitled to debit the Custody Account directly for such compensation. The Custodian may charge compensation with respect to which it has properly sent a notice to the Fund, as provided in the preceding sen-tence, and any expenses with respect to a Series incurred by the Custodian in the performance of its duties pursuant to such agreement against any money specifically allocated to such Series. Unless and until the Fund or the Administrator instructs the Custodian by a Certificate to apportion any loss, damage, liability or expense among the Series in a specified manner, the Custodian shall also be entitled to charge against any money held by it for the account of a Se-ries such Series' pro rata share (based on such Series net asset value at the time of the charge to the aggregate net asset value of all Series at that time) of the amount of any loss, damage, liability or expense, including counsel fees, for which it shall be entitled to reimbursement under the pro-visions of this Agreement. The expenses for which the Custo-dian shall be entitled to reimbursement hereunder shall in-clude, but are not limited to, the expenses of sub-custodians and foreign branches of the Custodian incurred in settling outside of New York City transactions involving the purchase and sale of Securities of the Fund.

                10. The Custodian shall be entitled to rely upon any Certificate, notice or other instrument in writing received by the Custodian and reasonably believed by the Custodian to be a Certificate. The Custodian shall be entitled to rely upon any Oral Instructions actually received by the Custodian. The Fund agrees to forward or cause the Administrator to forward to the Custodian a Certificate or facsimile thereof confirming such Oral Instructions in such manner so that such Certificate or facsimile thereof is received by the Custodian, whether by hand delivery, telecopier or other similar device, or other-wise, by the close of business of the same day that such Oral Instructions are given to the Custodian. The Fund agrees that the fact that such confirming instructions are not received by the Custodian shall in no way affect the validity of the transactions or enforceability of the transactions hereby au-thorized by the Fund. The Fund agrees that the Custodian shall incur no liability to the Fund in acting upon Oral In-structions given to the Custodian hereunder concerning such


           transactions provided such instructions reasonably appear to have been received from an Officer.

                11. The Custodian shall be entitled to rely upon any instrument, instruction or notice received by the Custodian and reasonably believed by the Custodian to be given in ac-cordance with the terms and conditions of any Margin Account Agreement. Without limiting the generality of the foregoing, the Custodian shall be under no duty to inquire into, and shall not be liable for, the accuracy of any statements or representations contained in any such instrument or other no-tice including, without limitation, any specification of any amount to be paid to a broker, dealer, futures commission mer-chant or Clearing Member.

                12. The books and records pertaining to the Fund which are in the possession of the Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the Investment Company Act of 1940, as amended, and other applicable securities laws and rules and regulations. The Fund, or the Fund's authorized representa-tives, shall have access to such books and records during the Custodian's normal business hours. Upon the reasonable re-quest of the Fund, copies of any such books and records shall be provided by the Custodian to the Fund or the Fund's autho-rized representative, and the Fund shall reimburse the Custo-dian its expenses of providing such copies. Upon reasonable request of the Fund, the Custodian shall provide in hard copy or on micro-film, whichever the Custodian elects, any records included in any such delivery which are maintained by the Cus-todian on a computer disc, or are similarly maintained, and the Fund shall reimburse the Custodian for its expenses of providing such hard copy or micro-film.

                13. The Custodian shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of the Book-Entry System, the Depository or O.C.C., and with such reports on its own systems of internal account-ing control as the Fund may reasonably request from time to time.

                14. The Fund agrees to indemnify the Custodian against and save the Custodian harmless from all liability, claims, losses and demands whatsoever, including attorney's fees, how-soever arising or incurred because of or in connection with this Agreement, including the Custodian's payment or non-payment of checks pursuant to paragraph 6 of Article XIII as part of any check redemption privilege program of the Fund, except for any such liability, claim, loss and demand arising out of the Custodian's own negligence or willful misconduct. For any legal proceeding giving rise to the indemnification set forth above in this paragraph, the Fund shall be entitled to defend or prosecute any claim in the name of the Custodian at its own expense and through counsel of its own choosing


           reasonably acceptable to the Custodian if it gives written notice to the Custodian within ten (10) Business days of re-ceiving notice of such claim. Notwithstanding the foregoing, the Custodian may participate in the litigation at its own expense and with counsel of its own choosing.

                15. Subject to the foregoing provisions of this Agree-ment, including, without limitation, those contained in Ar-ticle XVI the Custodian may deliver and receive Securities, and receipts with respect to such Securities, and arrange for payments to be made and received by the Custodian in ac-cordance with the customs prevailing from time to time among brokers or dealers in such Securities. When the Custodian is instructed to deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. The Fund assumes all responsibility and liability for all credit risks involved in connection with the Custodian's delivery of Securities pursuant to Certifi-cates or instructions of the Fund or the Administrator which responsibility and liability shall continue until final pay-ment in full has been received by the Custodian.

                16. In the event the Custodian is advised by the Fund that the Fund is no longer utilizing the services of the Ad-ministrator, then the Custodian shall furnish or give to the Fund the statements or notices described above as to be fur-nished or given to the Administrator.

                17. The Custodian shall have no duties or responsibili-ties whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against the Cus-todian. Without limiting the generality of the foregoing, the Custodian shall have no duties or responsibilities by reason of any terms or provisions in the Administration Agreement, and if such Administration Agreement shall cease to be in ef-fect the Custodian shall have no additional duties hereunder.

                                     ARTICLE XIX
                                     TERMINATION

                1. Either of the parties hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice, provided, however, that if such notice is sent by the Fund and recites that it is being given contemporaneously with a termination of the Custody Administration any Agency Agreement with FPS, such notice may specify any date of termination selected by the Fund. In the event such notice is given by the Fund, it shall be accompanied by a copy of a

           resolution of the Board of Trustees of the Fund, certified by the Secretary, the Clerk, any Assistant Secretary or any Assistant Clerk, electing to terminate this Agreement and designating a successor custodian or custodians, each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Cus-todian a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary, the Clerk, any Assistant Secretary or any Assistant Clerk, designating a successor cus-todian or custodians. In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and the Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and moneys then owned by the Fund and held by it as Custodian, after de-ducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

                2. If a successor custodian is not designated by the Fund or the Custodian in accordance with the preceding para-graph, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by the Custodian of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and moneys then owned by the Fund be deemed to be its own custo-dian and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book Entry System which cannot be delivered to the Fund to hold such Se-curities hereunder in accordance with this Agreement.

                                     ARTICLE XX
                                    MISCELLANEOUS

                1. Annexed hereto as Appendix A is a Certificate signed by two of the present Officers of the Fund under its seal, setting forth the names and the signatures of the present Of-ficers. The Fund agrees to furnish to the Custodian a new Certificate in similar form in the event that any such present Officer ceases to be an Officer or in the event that other or additional Officers are elected or appointed. Until such new Certificate shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the present Officers as set forth in the last delivered Certificate.


                2. Any notice or other instrument in writing, autho-rized or required by this Agreement to be given to the Custo-dian, shall be sufficiently given if addressed to the Custo-dian and mailed or delivered to it at its offices at 90 Wash-ington Street, New York, New York 10286, or at such other place as the Custodian may from time to time designate in writing.

                3. Any notice or other instrument in writing, autho-rized or required by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and mailed or delivered to it at its office at the address for the Fund first above written, or at such other place as the Fund may from time to time designate in writing, and any notice or other instrument in writing authorized or required to be given to the Administrator shall be sufficiently given if addressed to the Administrator at such address as the Administrator may from time to time designate in writing.

                4. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement and approved by a resolution of the Board of Trustees of the Fund.

                5. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Cus-todian, or by the Custodian without the written consent of the Fund, authorized or approved by a resolution of the Fund's Board of Trustees.

                6. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to conflict of laws principles thereof. Each party hereby con-sents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder and hereby waives its right to trial by jury.

                7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

                      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective Officers, thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.



                                               THE BJURMAN MICRO-CAP FUND


           [SEAL]                              By:_______________________

           Attest:

           _______________________

                                               THE BANK OF NEW YORK


           [SEAL]                              By:_______________________

           Attest:

           _______________________



           APPENDIX A

                I,                                   , President  and  I,
                                   ,                     of  THE  BJURMAN
           MICRO-CAP FUND, a Delaware business trust (the "Fund"), do hereby certify that:

                The following individuals including officers and employ-ees of the Administrator have been duly authorized by the Board of Trustees of the Fund in conformity with the Fund's Declaration of Trust and By-Laws to give Certificates or Oral Instructions on behalf of the Fund, and the signatures set forth opposite their respective names are their true and cor-rect signatures:

                Name                           Signature
           _____________________               _________________________


                                     APPENDIX B
                                      PORTFOLIO

                               BJURMAN MICRO-CAP FUND



                                     APPENDIX C

                I, Vincent Blazewicz, a Vice President with THE BANK OF NEW YORK do hereby designate the following publications:



           The Bond Buyer
           Depository Trust Company Notices
           Financial Daily Card Service
           JJ Kenney Municipal Bond Service
           London Financial Times
           New York Times
           Standard & Poor's Called Bond Record
           Wall Street Journal






                                      EXHIBIT A

                                    CERTIFICATION



                The undersigned,                       , hereby certifies
           that   he   or   she   is   the   duly   elected   and  acting
                           of THE BJURMAN MICRO-CAP FUND, a Delaware business trust (the "Fund"), and further certifies that the following resolution was adopted by the Board of Trustees of
           the  Fund  at a meeting duly held on                   , 199 ,
           at which a quorum was at all times present and that such reso-lution has not been modified or rescinded and is in full force and effect as of the date hereof.


                     RESOLVED, that The Bank of New  York,  as  Custodian
                pursuant  to  a Custody Agreement between The Bank of New
                York and the Fund dated  as  of                  ,  199 ,
                (the "Custody Agreement") is authorized and instructed on a continuous and ongoing basis to deposit in the Book-Entry System, as defined in the Custody Agreement, all securities eligible for deposit therein, regardless of the Series to which the same are specifically allocated, and to utilize the Book-Entry System to the extent pos-sible in connection with its performance thereunder, in-cluding, without limitation, in connection with settle-ments of purchases and sales of securities, loans of se-curities, and deliveries and returns of securities col-lateral.


                IN  WITNESS  WHEREOF, I have hereunto set my hand and the
           seal of THE BJURMAN MICRO-CAP FUND, as  of  the        day  of
                            , 199 .







           [SEAL]






                                      EXHIBIT B

                                    CERTIFICATION



                The undersigned,                       , hereby certifies
           that  he   or   she   is   the   duly   elected   and   acting
                              of  THE  BJURMAN MICRO-CAP FUND, a Delaware
           business trust (the "Fund"), and further certifies that the following resolution was adopted by the Board of Trustees of
           the Fund at a meeting duly held on                    ,  199 ,
           at which a quorum was at all times present and that such resolution has not been modified or rescinded and is in full force and effect as of the date hereof.


                     RESOLVED,  that  The  Bank of New York, as Custodian
                pursuant to a Custody Agreement between The Bank  of  New
                York  and the Fund dated as of                    , 199 ,
                (the "Custody Agreement") is authorized and instructed on a continuous and ongoing basis until such time as it re-ceives a Certificate, as defined in the Custody Agree-ment, to the contrary to deposit in the Depository, as defined in the Custody Agreement, all securities eligible for deposit therein, regardless of the Series to which the same are specifically allocated, and to utilize the Depository to the extent possible in connection with its performance thereunder, including, without limitation, in connection with settlements of purchases and sales of securities, loans of securities, and deliveries and re-turns of securities collateral.


                IN  WITNESS  WHEREOF, I have hereunto set my hand and the
           seal of THE BJURMAN MICRO-CAP FUND, as  of  the        day  of
                          , 199 .







           [SEAL]






                                     EXHIBIT B-1

                                    CERTIFICATION



                The undersigned,                       , hereby certifies
           that  he   or   she   is   the   duly   elected   and   acting
                                of THE BJURMAN MICRO-CAP FUND, a Delaware
           business trust (the "Fund"), and further certifies that the following resolution was adopted by the Board of Trustees of
           the Fund at a meeting duly held on                     , 199 ,
           at which a quorum was at all times present and that such resolution has not been modified or rescinded and is in full force and effect as of the date hereof.


                     RESOLVED,  that  The  Bank of New York, as Custodian
                pursuant to a Custody Agreement between The Bank  of  New
                York and the Fund dated as of                     , 199 ,
                (the "Custody Agreement") is authorized and instructed on a continuous and ongoing basis until such time as it re-ceives a Certificate, as defined in the Custody Agree-ment, to the contrary to deposit in the Participants Trust Company as Depository, as defined in the Custody Agreement, all securities eligible for deposit therein, regardless of the Series to which the same are specifi-cally allocated, and to utilize the Participants Trust Company to the extent possible in connection with its performance thereunder, including, without limitation, in connection with settlements of purchases and sales of securities, loans of securities, and deliveries and re-turns of securities collateral.


                IN WITNESS WHEREOF, I have hereunto set my hand  and  the
           seal  of  THE  BJURMAN  MICRO-CAP  FUND, as of the      day of
                         , 199 .







           [SEAL]






                                      EXHIBIT C

                                    CERTIFICATION



                The undersigned,                                ,  hereby
           certifies  that  he  or  she  is  the  duly elected and acting of THE BJURMAN MICRO-CAP FUND,  a  Delaware
           business trust (the "Fund"), and further certifies that the following resolution was adopted by the Board of Trustees of
           the  Fund  at  a  meeting duly held on                       ,
           199 , at which a quorum was at all times present and that such resolution has not been modified or rescinded and is in full force and effect as of the date hereof.


                     RESOLVED, that The Bank of New  York,  as  Custodian
                pursuant  to  a Custody Agreement between The Bank of New
                York and the Fund dated as  of                   ,  199 ,
                (the "Custody Agreement") is authorized and instructed on a continuous and ongoing basis until such time as it re-ceives a Certificate, as defined in the Custody Agree-ment, to the contrary, to accept, utilize and act with respect to Clearing Member confirmations for Options and transaction in Options, regardless of the Series to which the same are specifically allocated, as such terms are defined in the Custody Agreement, as provided in the Cus-tody Agreement.


                IN  WITNESS  WHEREOF, I have hereunto set my hand and the
           seal of THE BJURMAN MICRO-CAP FUND, as  of  the        day  of
                         , 199 .







           [SEAL]





                                      EXHIBIT D

                The    undersigned,                           ,    hereby
           certifies that he or she is the duly elected and acting President of THE BJURMAN MICRO-CAP FUND, a Delaware business trust (the "Fund"), further certifies that the following resolutions were adopted by the Board of Trustees of the Fund
           at a meeting duly held on                , 1997,  at  which  a
           quorum was at all times present and that such resolutions have not been modified or rescinded and are in full force and effect as of the date hereof.

                     RESOLVED,  that  The  Bank of New York, as Custodian
                pursuant to the Custody Agreement between The Bank of New
                York  and  the  Fund dated as of              , 1997 (the
                "Custody Agreement") is authorized and instructed on a continuous and ongoing basis to act in accordance with, and to rely on Instructions (as defined in the Custody Agreement).

                     RESOLVED, that the Fund shall establish access codes
                and grant use of such access codes only to Officers of the Fund as defined in the Custody Agreement, shall establish internal safekeeping procedures to safeguard and protect the confidentiality and availability of user and access codes, passwords and authentication keys, and shall use Instructions only in a manner that does not contravene the Investment Company Act of 1940, as amended, or the rules and regulations thereunder.

                IN  WITNESS  WHEREOF, I have hereunto set my hand and the
           seal of THE BJURMAN MICRO-CAP FUND, as of  the         day  of
                          , 1997.



           [SEAL]





                                      EXHIBIT E


                The  undersigned,                           , hereby cer-
           tifies  that  he  or  she  is  the  duly  elected  and  acting of THE BJURMAN MICRO-CAP FUND, a Delaware business trust (the "Fund"), further certifies that the fol-lowing resolutions were adopted by the Board of Trustees of
           the Fund at a meeting  duly  held  on                        ,
           199 , at which a quorum was at all times present and that such resolutions have not been modified or rescinded and are in full force and effect as of the date hereof.

                RESOLVED, that the maintenance of the Fund's assets in each country listed in Schedule I hereto be, and hereby is, approved by the Board of Trustees as consistent with the best interests of the Fund and its shareholders; and further

                RESOLVED, that the maintenance of the Fund's assets with the foreign branches of The Bank of New York (the "Bank") listed in Schedule I located in the countries specified therein, and with the foreign sub-custodians and depositories listed in Schedule I located in the countries specified therein be, and hereby is, approved by the Board of Directors as consistent with the best interest of the Fund and its shareholders; and further

                RESOLVED, that the Sub-custodian Agreements presented to this meeting between the Bank and each of the foreign sub-custodians and depositories listed in Schedule I providing for the maintenance of the Fund's assets with the applicable entity, be and hereby are, approved by the Board of Trustees as consistent with the best interests of the Fund and its shareholders; and further

                RESOLVED, that the appropriate officers of the Fund are hereby authorized to place assets of the Fund with the afore-mentioned foreign branches and foreign sub-custodians and de-positories as hereinabove provided; and further

                RESOLVED, that the appropriate officers of the Fund, or any of them, are authorized to do any and all other acts, in the name of the Fund and on its behalf, as they, or any of them, may determine to be necessary or desirable and proper in connection with or in furtherance of the foregoing resolu-tions.

                IN  WITNESS  WHEREOF, I hereunto set my hand and the seal
           of  THE  BJURMAN  MICRO-CAP  FUND,  as  of  the       day   of
                           , 199 .




           [SEAL]